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                                                                    EXHIBIT 99.2


VerticalNet and Microsoft to Join Forces
TO ACCELERATE BUSINESS-TO-BUSINESS COMMERCE ON THE INTERNET

Companies to Jointly Create Largest Network of Buyers and Sellers Across Vertical Markets; Microsoft Corp. to Acquire Equity Stake in VerticalNet Inc.

REDMOND, Wash., and HORSHAM, Pa. - Jan. 20, 2000 - VerticalNet Inc. (Nasdaq "VERT") and Microsoft Corp. (Nasdaq "MSFT") announced that they will enter into a strategic alliance to deliver a rich set of business-to-business e-commerce services and content to small to medium-sized businesses eager to reach new markets and transact business over the Internet.

As part of the alliance, Microsoft will provide VerticalNet, the Internet's leading portfolio of business-to-business trading communities, with significant distribution and marketing support through multiple Microsoft properties including the MSN(tm) network of Internet services, Microsoft bCentral(tm) small-business portal, and Microsoft.com. In addition, Microsoft will invest $100 million in VerticalNet.

VerticalNet has agreed to work with Microsoft to accelerate its adoption of key Microsoft technologies as the underlying platforms that support VerticalNet's extensive community architecture, including upgrading to the Microsoft Windows' 2000 Professional Edition operating system, Microsoft SQL ServerTM and Microsoft Site Server Commerce Edition, as well as supporting Microsoft's Next Generation Windows Services and future enhancements to Microsoft's e-commerce technologies.

"The growth in trading partners Microsoft can bring adds enormous value to our global buyers and suppliers. This new alliance will provide new and flexible ways for companies to buy and sell products on the Internet. Companies will have the choice of using a VerticalNet Storefront, E-Commerce Center, Auction technologies or other commerce features all built on top of Microsoft's platforms and Web-based services," said Mark Walsh, president and CEO of VerticalNet. "These tools give companies a commerce platform and instant access to communities of targeted buyers in any of our vertical markets. Buyers can also access current and new VerticalNet communities through bCentral, Microsoft's small-business portal. It's a major commitment to creating liquid markets where procurement and transactions can flourish."

"This alliance will allow Microsoft to accelerate the benefits of e-business
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for businesses of all sizes. Our relationship with VerticalNet is a strategic complement to our open partnering model, giving customers of bCentral the ability to participate in more than 50 vertical information and trading communities," said Laura Jennings, vice president of Worldwide Strategic Planning for Microsoft. "VerticalNet will be a great showcase for Microsoft's Next Generation Windows Services and will demonstrate the scalability and flexibility of Microsoft's platforms."

About VerticalNet

VerticalNet Inc. (www.verticalnet.com) owns and operates 55 industry-specific Web sites designed as online business-to-business communities, known as vertical trade communities. These vertical trade communities provide users with comprehensive sources of information, interaction and e-commerce.

They are grouped into industry sectors: ADVANCED TECHNOLOGIES: Aerospace Online, Auto Central.com, Computer OEM Online, Embedded Technology.com, Plant Automation.com, Semiconductor Online, Test and Measurement.com; COMMUNICATIONS:
Digital Broadcasting.com, EC Online, Fiber Optics Online, Photonics Online, Premises Networks.com, RF Globalnet, Wireless Design Online, Wireless Networks Online; ENVIRONMENTAL: ElectricNet, Pollution Online, Power Online, PublicWorks.com, Pulp and Paper Online, Solid Waste.com, Water Online; FOOD AND
PACKAGING: Bakery Online, Beverage Online, Dairy Network.com, Food Ingredients Online, Food Online, Meat and Poultry Online, Packaging Network.com; FOODSERVICE AND HOSPITALITY: E-Hospitality.com, Foodservice Central.com; HEALTHCARE/SCIENCE:
Bioresearch Online, Drug Discovery Online, E-Dental.com, Home Health Provider.com, Hospital Network.com, Laboratory Network.com, Long Term Care Provider.com, Medical Design Online, Nurses.com; MANUFACTURING AND METALS:
Machine Tools Online, Metrology World.com, Safety Online, Surface Finishing.com, Tooling nline; PROCESS: Adhesives and Sealants.com, Chemical Online, Hydrocarbon Online, Oil and Gas Online, Paint and Coatings.com, Pharmaceutical Online; PUBLIC SECTOR: GovCon.com; SERVICE: HR Hub.com, Property and Casualty.com; TEXTILES AND APPAREL: TextileWeb.com; OTHER: Oil Link.com, LabX.com, Industry Deals.com, IT CareerHub.com, Professional Store.com.

About bCentral

The Microsoft bCentral online business service is a new Web-based portal created specifically to meet the needs of small and growing companies. bCentral provides a comprehensive, affordable and integrated suite of
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services to help companies move their businesses forward on the Web. bCentral focuses on three core areas:
Getting a business started online (includes connecting to the Web and building a business Web site)

Promoting and marketing a business online
Managing a business more effectively

About Microsoft

Founded in 1975, Microsoft is the worldwide leader in software for personal and business computing. The company offers a wide range of products and services designed to empower people through great software - any time, any place and on any device.

This announcement contains forward-looking statements that involve risks and uncertainties, including those relating to (i)the completion and implementation of the strategic alliance, and the benefits expected from such alliance; (ii) the results expected to derive from the alliance; (iii) the services and products that the parties plan to provide as a result of the relationship,
(iv)VerticalNet's adoption of Microsoft platforms, and (v) information contained elsewhere in this document where statements are preceded by, followed by or include the words "believes," "plans," "intends," "expects," "anticipates" or similar expressions. For such statements, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those included in the forward-looking statements include, among others, the ability to complete definitive agreements and conclude the strategic alliance and the investment in VerticalNet in a timely fashion. Additional factors that could cause actual results to differ from those contained in the forward-looking statements include those set forth in the company's Annual Report on Form 10-K for the period ending Dec. 31, 1998, and the company's Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 1999, both of which have been filed with the SEC.

Microsoft, MSN, bCentral and Windows are either registered trademarks or trademarks of Microsoft Corp. in the United States and/or other countries.

The names of actual companies and products mentioned herein may be the
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trademarks of their respective owners.

For more information, press only:

Peter Harris
VerticalNet Inc., (212) 931-6112
"mailto:pharris@peppercom.com"pharris@peppercom.com

Rachel Weikum, Waggener Edstrom for Microsoft, (503) 412-3661,
"mailto:rachelw@wagged.com">rachelw@wagged.com
Rapid Response Team, Waggener Edstrom for Microsoft, (503) 443-7000,

"mailto:rrt@wagged.com">rrt@wagged.com

For investor information:

Muriel Lange, VerticalNet Inc., (215) 315-3367,

"mailto:mlange@verticalnet.com" mlange@verticalnet.com

Carla Lewis, Microsoft, (425) 936-3702,
"mailto:carlalew@microsoft.com">carlalew@microsoft.com

Note to editors: If you are interested in viewing additional information on

Microsoft, please visit the Microsoft Web page at

http://www.microsoft.com/presspass/ on Microsoft's corporate information pages. For detailed information on

bCentral, please visit the bCentral Web page at

http://www.microsoft.com/bcentral.com/.